Prospectus

J.P. Morgan Funds

Class R2 & Class R5 Shares

February 28, 2011

JPMorgan Diversified Real Return Fund

Class/Ticker: R2/JRFRX; R5/JRLRX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Diversified Real Return Fund

Class/Ticker: R2/JRFRX; R5/JRLRX

What is the goal of the Fund?

The Fund seeks to maximize long-term real return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5
Management Fees	0.10%	0.10%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses[1]	0.61	0.41
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.36	0.36
Acquired Fund Fees and Expenses (Underlying Fund)[1]	0.64	0.64

Total Annual Fund Operating Expenses	1.85	1.15
Fee Waivers and/or Expense Reimbursements[2]	(0.35)	(0.25)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.50	0.90

1	“Other Expenses” and “Acquired Fund Fees and Expenses (Underlying Fund)” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to exceed 0.86% and 0.26% of the average daily net assets of the Class R2 and Class R5 Shares, respectively. This contract cannot be terminated prior to 4/1/12 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 3/31/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS R2 SHARES ($)	153	548
CLASS R5 SHARES ($)	92	341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

FEBRUARY 28, 2011	1

JPMorgan Diversified Real Return Fund (continued)

What are the Fund’s main investment strategies?

The Fund is a fund of funds that seeks real return by allocating its assets across a combination of inflation sensitive asset classes. “Real return” means the return in excess of the actual rate of inflation. In addition, by allocating across multiple asset classes, the Fund seeks to have lower volatility than the S&P 500. The actual rate of inflation is measured by the Consumer Price Index for All Urban Consumers (CPI-U) over time.

The Fund invests in other J.P. Morgan Funds and, to a lesser extent, in exchange traded funds (ETFs) (collectively with the J.P. Morgan Funds, the “underlying funds”) and exchange traded notes (ETNs). In seeking to meet its objective, the Fund invests in underlying funds and ETNs that provide exposure to inflation sensitive securities and asset classes such as Treasury Inflation Protected Securities (TIPS) and CPI-U swaps, real estate investment trusts (REITs), commodities, natural resources and infrastructure, including companies that provide services such as transportation systems, water supply and power. The Fund may invest in underlying funds that make investments in international and emerging markets and utilize non-dollar denominated investments.

Asset allocation decisions are primarily based on the adviser’s evaluations of U.S. price trends as measured by the CPI-U and the relative attractiveness of the asset classes in which the Fund invests.

The portfolio managers use a flexible asset allocation approach in managing the Fund. Based on current inflationary views as of the date of the prospectus, it is anticipated that approximately 60% of the Fund’s assets will be invested in fixed income funds that invest in inflation-protected securities such as TIPS or that utilize strategies such as combining a core portfolio of fixed income securities with CPI-U swaps to create the equivalent of a portfolio of inflation-protected fixed income securities. Approximately 25% of the Fund’s assets are expected to have exposure to equity funds or ETNs that invest in securities in REITs or real estate related-securities, natural resources, and infrastructure. The Fund has flexibility to invest in underlying funds that have exposure to additional inflation sensitive securities and asset classes in the future including underlying funds that have significant exposure to below investment grade securities (also known as “junk bonds”). The Fund is also anticipated to invest approximately 10% of its assets in underlying funds or ETNs that have exposure to commodities, and 5% in cash and cash equivalents. The Fund’s allocations may deviate substantially from these ranges.

In addition to investing in underlying funds and ETNs, the Fund may utilize derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar. The Fund may also utilize exchange traded futures for cash management and to gain exposure to equities pending investment in underlying funds.

In buying and selling investments for the Fund, the adviser employs a four-step process that combines 1) strategic asset allocation research, 2) asset allocation based on the portfolio managers’ intermediate term outlook, 3) analysis of the investment capabilities of the underlying funds and portfolio managers, and 4) construction of the portfolio and rebalancing. Through this process, the adviser conducts extensive research on inflationary markets and the inflation hedging capabilities of various asset classes. In consideration of the risk and return objectives of the Fund, the adviser determines the weightings of the asset classes, selects the underlying funds and other instruments, and constructs the portfolio. On an ongoing basis, the adviser monitors the portfolio and makes tactical asset allocation changes and rebalances the portfolio to realign the weightings of the underlying funds and asset classes as needed based on the portfolio managers’ view of the inflationary cycle and current market outlook.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations about particular securities or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investment Company and ETF Risks. The Fund invests in other J.P. Morgan Funds and ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Because the adviser or its affiliates provide services and receive fees from the underlying J.P. Morgan Funds, the Fund’s investments in such underlying funds benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount).

2	J.P. MORGAN FUNDS

Strategy Risk. The Fund’s investment strategies may not work to maximize real return. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, some of the underlying funds make direct invests in inflation-protected securities. Unlike conventional bonds, the principal or interest on inflation-protected securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The Fund may also use underlying funds or investments that utilize certain types of securities as a proxy for inflation-protected securities such as REITs, real estate, commodities or infrastructure. These investments may not reflect the impact of inflation.

Commodity Risks. Exposure to commodities, commodity-related securities and derivatives may subject an underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Real Estate Securities Risk. Investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying real estate. These risks include default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund and the underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invest in addition to the expenses of the underlying funds.

Infrastructure Risk. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital, increased competition, and uncertainty concerning the availability of fuel at reasonable prices and other factors. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. Infrastructure-related companies may also be subject to Foreign Securities and Emerging Markets Risk.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transactions costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Equity Securities Risk. Exposure to equity securities (such as stocks) creates more volatility and carries more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for an underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Income Securities Risk. Investments in income securities will change in value based on changes in interest rates and are subject to credit risk, the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

Derivatives Risk. Derivatives, including forward currency contracts, futures, and commodity-linked derivatives and swaps, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not been exposed to such derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Exchange Traded Notes Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value

FEBRUARY 28, 2011	3

JPMorgan Diversified Real Return Fund (continued)

of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.

High Yield Securities Risk. The underlying funds may invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Anne Lester	2011	Managing Director
Jeffery Geller	2011	Managing Director
Michael Feser	2011	Executive Director
Katherine Santiago	2011	Vice President

Purchase and Sale of Fund Shares

There is no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be used as ordinary income or capital gain, because your investment is in a 401k plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about some of the Fund’s main investment strategies are included below. Except as otherwise indicated, the strategies described below are principal investment strategies of the Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund but that may become more important to the Fund’s management in the future.

The Fund is a fund of funds that seeks real return by allocating its assets across a combination of inflation sensitive asset classes. “Real return” means the return in excess of the actual rate of inflation. In addition, by allocating across multiple asset classes, the Fund seeks to have lower volatility than the S&P 500. The actual rate of inflation is measured by the CPI-U over time. The Fund is a fund of funds that primarily invests in other J.P. Morgan Funds and, to a lesser extent ETFs and ETNs. The J.P. Morgan Funds and ETFs are referred to as underlying funds.

MORE ABOUT “REAL RETURN”
“Real return” means the return of a security that is in excess of the actual rate of inflation. For example, if a security has a coupon rate of 5% and the inflation rate as measured by the CPI-U is 2%, the real return would be 3%.

Certain underlying funds may be advised or subadvised by JPMIM, Security Capital Research & Management Incorporated (SC-R&M), or Highbridge Capital Management, LLC (HCM) or their affiliates. These advisers and subadvisers are under common control with JPMIM and the underlying funds advised by those entities are in the same group of investment companies.

An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily the Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs, although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF.

In connection with its main investment strategies, the Fund may utilize forward currency transactions and exchange traded futures. In addition to the derivatives that the Fund anticipates using as a principal strategy, the Fund is also permitted to use other derivatives such as other types of futures contracts, options, forwards and swaps. For example, the Fund may utilize commodity-linked derivatives or commodity swaps to gain exposure to commodities in the future in the event that the Fund does not utilize underlying funds to gain exposure to commodities. Under certain market conditions, the use of derivatives could be significant.

Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure than an ETF. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuer, whereby the issuer agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees.

The Fund is diversified as defined in the Investment Company Act of 1940.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are fundamental. The Fund’s Board of Trustees may change the Fund’s investment objective and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the risks of the Fund are described below.

FEBRUARY 28, 2011	5

More About the Fund (continued)

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Investment Practices” later in the prospectus and the Statement of Additional Information.

The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

Investment Company and ETF Risk. The Fund may invest in other investment companies and ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. The Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s adviser or its affiliates provide services to and receive fees from the underlying funds, investments in a fund benefit the adviser and/or its affiliates and may create a conflict of interest. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Certain underlying funds such as ETFs may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so.

Strategy Risk. The Fund’s investment strategies may not work to maximize real return. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, some of the underlying funds make direct invests in inflation-protected securities which are subject to Inflation-Protected Security Risk. The Fund may also use underlying funds or investments that utilize certain types of securities as a proxy for inflation-protected securities such as REITs, real estate, commodities, natural resources or infrastructure. See Commodity Risk, Securities of Real Estate Companies and REIT Risks, and Infrastructure Risk. These investments may not reflect the impact of inflation.

Inflation-Protected Security Risk. Inflation-protected debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-protected securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though the principal is not received until maturity. There can also be no assurance that the inflation index used will accu-

rately measure the actual rate of inflation in the prices of goods and services. Investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-protected securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered (either by legislation, Executive Order, or other method) in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Commodity Risk. Certain underlying funds will have a significant portion of their assets concentrated in commodity-related securities and derivatives. Some of the underlying funds may have direct investments in commodities. Exposure to commodity-related securities and derivatives either directly or through investments in underlying funds may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Developments affecting commodities will have a disproportionate impact on the Fund and such underlying funds. The value of commodity-linked securities and derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The natural resources and energy sector can be significantly affected by changes in the prices and supplies of oil, gas and other energy fuels, the price of oil, gas, and other energy fuels, exploration and production spending and the success of energy spending, energy conservation, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and oil importing nations. Therefore, the securities of companies in the energy and natural resources sectors may experience more price volatility than companies in other industries. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the use of leverage by the Fund or an underlying fund will be successful. Some of the underlying funds may concentrate in certain commodity sectors such as natural resources. When an underlying fund concentrates in a particular industry or group of industries, events impacting that sector will have a greater effect on an

6	J.P. MORGAN FUNDS

underlying fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain commodity sub-sectors are subject to greater governmental regulation than are other industries, therefore, changes in tax and other government regulations may be more likely to adversely affect such underlying funds.

Securities of Real Estate Companies and REITs Risks. Investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s and underlying fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender has when a borrower defaults on loans. The performance of the real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

In addition to the risks facing real estate securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Infrastructure Risk. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled markets, the effects of surplus capacity, increased competition from other providers of services, and uncertainty concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Infrastructure-related securities may be issued by companies that highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. Infrastructure-related companies may also be subject to Foreign Securities and Emerging Markets Risk.

Foreign Securities and Emerging Market Risk. The underlying funds may have significant exposure to foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s exposure to foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Interest Rate Risk. Investments in bonds and other debt securities will increase or decrease in value based on changes in

FEBRUARY 28, 2011	7

More About the Fund (continued)

interest rates. If rates increase, the value of such investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments. Such defaults could result in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may be exposed to securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Derivatives Risk. The Fund and the underlying funds may use derivatives in connection with their risk investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations), and to the credit risk of the derivative counterparty. In addition, the Fund and underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

ETN Risk. In addition to risks associated with fixed income securities in general, ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation. ETNs are also subject to the risks associated with derivatives.

High Yield Securities Risk. Through its investments in underlying funds, the Fund may have exposure to high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of an underlying fund’s investments and net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market

8	J.P. MORGAN FUNDS

for securities. The market price of these securities can change suddenly and unexpectedly.

As part of its high yield strategy, an underlying fund may invest in debt securities of smaller, newer companies. The underlying fund’s risks increase as it invests more heavily in smaller municipalities and companies (mid cap and small cap companies). The securities of smaller issuers may trade less frequently and in smaller volumes than securities of larger issuers. In addition, smaller issuers may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization issuers, especially over the short term. Because smaller issuers may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of an underlying fund’s investments.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Expenses of Underlying Funds. The percentage of the Fund’s assets that will be allocated to underlying funds may be changed from time to time. To the extent that allocations among the underlying funds are changed or new underlying funds are utilized, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund will invest in Class R6 Shares of the underlying funds to the extent they are available. If an underlying fund does not offer Class R6 Shares, the Fund will invest in Class R5 Shares of the underlying funds. Many of the underlying funds currently do not offer Class R5 or Class R6 Shares. As a result, the Fund may invest in Institutional Class Shares of the underlying funds, or to the extent that an underlying fund does not have Institutional Class Shares, the Fund may invest in Select Class Shares of an underlying fund. Institutional Class and Select Class Shares have higher expenses than Class R5 and Class R6 Shares, and Class R5 Shares have higher expenses than Class R6 Shares. To the extent that the Fund invests in shares of the underlying funds that do not offer Class R6 Shares, the Fund’s total expenses will be higher. The shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.25% for Class R2 Shares and 0.05% for Class R5 Shares. This amount is shown as a waiver under “Fee Waivers and/or Expense Reimbursements” for Class R2 and Class R5 Shares in the Annual Fund Operating Expenses table.

For more information about risks associated with the types of investments that the Fund purchases, please read “Risk/Return Summary” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and may prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

FEBRUARY 28, 2011	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund pays the adviser a management fee (net of waivers) of 0.10% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the first shareholder report for the Fund.

The Portfolio Managers

The Fund is managed by JPMIM’s Global Multi-Asset Group (GMAG). The members of the GMAG team responsible for management and oversight of the Fund are Jeffery A. Geller, Anne Lester, Michael Feser and Katherine Santiago. Each of the members of the portfolio management team has been a portfolio manager for the Fund since its inception. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Feser and Ms. Santiago and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for the Fund. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of GMAG.

Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been an employee of JPMIM since 1992 and a member of GMAG since 2000. Mr. Feser, Executive Director and CFA charterholder, has been an employee of JPMIM since 1994 and is head of quantitative research and portfolio management for GMAG, based in New York. Ms. Santiago, Vice President and CFA charterholder, has been an employee of JPMIM since 2005 and is an analyst in the GMAG.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.10% of the Fund’s average daily net assets on the first $500 million in Fund assets; 0.075% of the Fund’s average daily net assets between $500 million and $1 billion and 0.05% of the Fund’s average daily net assets in excess of $1 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class R2 Shares and an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial

10	J.P. MORGAN FUNDS

Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the

J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2011	11

How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Class R2 and Class R5 Shares of the Fund may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and nonqualified deferred compensation plans. Class R5 Shares may be purchased by 529 college savings plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current or future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees (Authorized Funds).

Class R2 and Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and, with respect to Class R2 Shares, 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies.

12	J.P. MORGAN FUNDS

For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share. This is also known as the offering price.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you. The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party”

checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R2/R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

14	J.P. MORGAN FUNDS

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R2/R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

RULE 12b-1 FEES FOR CLASS R2 SHARES

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 Shares that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of the Fund attributable to Class R2 Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Neither Class R2 Shares nor Class R5 Shares may be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

FEBRUARY 28, 2011	15

How to Do Business with the Fund (continued)

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

16	J.P. MORGAN FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares dividends and distributions of net investment income, if any, at least quarterly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

With respect to taxable shareholders, if you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

An underlying fund’s or the Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the underlying fund’s or the Fund’s yield on those securities would be decreased. In addition, an underlying fund’s or the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the underlying fund’s or the Fund’s recognition of ordinary income and may affect the timing or amount of the underlying fund’s or the Fund’s distributions.

An underlying fund’s or the Fund’s investment in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities, derivative instruments and so-called “passive foreign investment companies” may require an underlying fund or the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund or the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. An underlying fund’s or the Fund’s investment in REIT securities also may result in the underlying fund’s or the Fund’s receipt of cash in excess of the REIT’s earnings; if the underlying fund or Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

FEBRUARY 28, 2011	17

Shareholder Information (continued)

The Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

An underlying fund’s or the Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the underlying fund or the Fund, defer losses to the underlying fund or the Fund, cause adjustments in the holding periods of the underlying fund’s or the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. An underlying fund’s or the Fund’s use of these types of transactions may result in the underlying fund or Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than ten calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

18	J.P. MORGAN FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.

INSTRUMENT	RISK TYPE
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	Credit Interest Rate Liquidity Market
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	Credit Investment Company Leverage Market
Exchange Traded Notes (ETNs): Senior, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.	Credit Interest Rate Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the- counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

FEBRUARY 28, 2011	19

Investment Practices (continued)

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

20	J.P. MORGAN FUNDS

Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the JPMorgan Diversified Real Return Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

FEBRUARY 28, 2011	21

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520.

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011. PR-DRRR2R5-211